                                                        EXHIBIT 10(a)



                               HARRIS CORPORATION

                                  MASTER TRUST





                                                                  August 1, 1994

                               TABLE OF CONTENTS


                                   ARTICLE I

                          Title-Purpose-Policy-Effect

1.1      Name     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1

1.2      Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         2

1.3      Purpose  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7

1.4      Exclusive Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7

1.5      Effect   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         7

1.6      Domestic Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8

1.7      Trustee Not Responsible for Enforcing Contributions
         or for Sufficiency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8


                                                                   ARTICLE II

                                                                  Participation

2.1      Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8

2.2      Effect on Adopting Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8

2.3      Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

2.4      Valuations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         9

2.5      Participant Records and Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10


                                                                   ARTICLE III

                                                      Administration of Participating Plans

3.1      Payment of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11

3.2      Reliance on Corporation Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        11

3.3      Trustee Not Responsible for Plan Administration  . . . . . . . . . . . . . . . . . . . . .        11


                                                                   ARTICLE IV

                                                           Investment of Trust Assets

4.1      Asset Managers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        12

4.2      Investment Discretion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13

4.3      Limitations on Investment Discretion . . . . . . . . . . . . . . . . . . . . . . . . . . .        13

4.4      Responsibility for Diversification . . . . . . . . . . . . . . . . . . . . . . . . . . . .        13


                                                                    ARTICLE V

                                                     Investment Funds Within the Master Fund

5.1      Participating Investment Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        14

5.2      The Company Stock Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        15


                                                                   ARTICLE VI

                                                        Responsibility for Directed Funds

6.1      Responsibility for Selection of Agents . . . . . . . . . . . . . . . . . . . . . . . . . .        16

6.2      Trustee Not Responsible for Investments in Directed Funds  . . . . . . . . . . . . . . . .        16

6.3      Investment Vehicles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17

6.4      Reliance on Asset Manager  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        17

6.5      Merger of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        18

6.6      Notification of Named Fiduciary in Event of Breach . . . . . . . . . . . . . . . . . . . .        19

6.7      Definition of Knowledge  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        19



6.8      Duty to Enforce Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20

6.9      Restrictions on Transfer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20


                                                                   ARTICLE VII

                                                            Powers of Asset Managers

7.1      General Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        20

7.2      Additional Powers of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23

7.3      Limitation of Powers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        26


                                                                  ARTICLE VIII

                                                         Records and Accounts of Trustee

8.1      Records  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          27

8.2      Annual Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27

8.3      Periodic Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        27

8.4      Account Stated . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28

8.5      Judicial Accountings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28

8.6      Necessary Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        28


                                                                   ARTICLE IX

                                                        Compensation, Taxes and Expenses

9.1      Compensation and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        29

9.2      Taxes    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          30

9.3      Allocation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        30




                                                                    ARTICLE X

                                                        Resignation or Removal of Trustee

10.1     Resignation or Removal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31

10.2     Designation of a Successor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        31

10.3     Reserve for Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32


                                                                   ARTICLE XI

                                                        Withdrawal of Participating Plans

11.1     Event of Withdrawal  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32

11.2     Disqualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        32

11.3     Approval of Appropriate Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33


                                                                   ARTICLE XII

                                                            Amendment or Termination

12.1     Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        33

12.2     Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34

12.3     Trustee's Authority to Survive Termination . . . . . . . . . . . . . . . . . . . . . . . .        34


                                                                  ARTICLE XIII

                                                                  Tender Offers

13.1     In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        34

13.2     Trustee's Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        35




                                  ARTICLE XIV

                                  Authorities

14.1     Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          37

14.2     Subsidiary or Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37

14.3     Named Fiduciary and Committee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        37

14.4     Investment Manager . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38

14.5     Form of Communications . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38

14.6     Continuation of Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        38

14.7     No Obligation to Act on Unsatisfactory Notice  . . . . . . . . . . . . . . . . . . . . . .        38


                                                                   ARTICLE XV

                                                               General Provisions

15.1     Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39

15.2     Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39

15.3     Reliance on Experts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39

15.4     Successor to the Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        39

15.5     Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          40

15.6     Plan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40

15.7     No Waiver; Reservation of Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        40

15.8     Descriptive Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        41

15.9     Spendthrift Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        41





                                                                   ARTICLE XVI


                                                             Undertaking by Company
16.1     Undertaking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        41

16.2     Limitation on Undertaking  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42

16.3     Waiver of Defense  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        42

16.4     Survival of Undertakings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        43

Appendix A        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        45

Appendix B        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        46

Appendix C        . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        47




         Agreement and Declaration of Trust made as of this 1st day of AUGUST, 1994, by and between HARRIS CORPORATION, a Delaware corporation, and BANKERS TRUST COMPANY, a New York banking corporation.

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, Harris Corporation wishes to establish a master trust to serve as a funding medium for eligible employee benefit plans of Harris Corporation and its subsidiaries and affiliates; and
         WHEREAS, Bankers Trust Company is willing to act as trustee of such trust upon all of the terms and conditions hereinafter set forth. NOW, THEREFORE, Harris Corporation and Bankers Trust Company declare and agree that Bankers Trust Company will receive, hold and administer all sums of money and such other property acceptable to Bankers Trust Company as shall from time to time be contributed, paid or delivered to it hereunder, together with any and all increments thereto, proceeds and reinvestment thereof and income therefrom, IN TRUST, upon all of the following terms and conditions:

                                   ARTICLE I

                          Title-Purpose-Policy-Effect
                          ---------------------------

         1.1. NAME. The master trust established hereunder shall be known as the Harris Corporation Master Trust and is sometimes hereinafter referred to as the "Trust".

         1.2. DEFINITIONS. Where used in this Agreement and Declaration of Trust, unless the context otherwise requires or unless otherwise expressly provided:
                 (a) "Account Party" shall mean the Named Fiduciary and any Person to whom the Trustee shall be instructed by the Named Fiduciary to deliver its annual or other periodic account under Section 8.2 or
         Section 8.3,EXCEPT, THAT with respect to any filings, notices, reports or accountings required to be given under the General Trust, "Account Party" shall be limited to that officer designated herein to represent the Company.
                 (b) "Accounting Period" shall mean either the twelve consecutive month period ending on June 30 or for the first year in which the Trustee acts as Trustee hereunder or ceases to act as Trustee with respect to any Participating Plan, the twelve-consecutive month period or shorter period ending on June 30.
                 (c) "Agreement" shall mean all of the provisions of this instrument and of all other written instruments amendatory hereof.
                 (d) "Asset Manager" shall mean the Trustee (other than for purposes of Article VI), Named Fiduciary or Investment Manager, individually or collectively as the context shall require, with respect to those assets held in any Investment Fund established hereunder over which it exercises, or to the extent it is authorized to exercise, discretionary investment authority or control.
                 (e)     "Bankers" shall mean Bankers Trust Company.

                 (f) "Board of Directors" shall mean the board of directors of the Company.
                 (g) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the Regulations issued thereunder.
                 (h) "Common Stock Fund" shall mean an Investment Fund consisting of common stock of the Company.
                 (i) "Company" shall mean Harris Corporation or any successor thereto.
                 (j) "Company Stock" shall mean the common stock of the Company and securities convertible into common stock of the Company.
                 (k) "Corporation Committee" shall mean, with respect to each Participating Plan, the Committee or other Person responsible for benefit administration under such Participating Plan, including any representative (designated in writing as such) or designee thereof authorized to act on behalf of such Committee.
                 (l) "Directed Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of the Named Fiduciary or any Investment Manager, other than the Trustee.
                 (m) "Discretionary Fund" shall mean any Investment Fund, or part thereof, subject to the discretionary management and control of the Trustee.

                 (n) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time and the Regulations issued thereunder.
                 (o) "General Trust" shall mean the BT Pyramid Trust created by Bankers Trust Company under Declaration of Trust effective June 30, 1991, as heretofore or hereafter amended.
                 (p) "Insurance Contract" shall mean any contract or policy (including any annuity contract) of any kind issued by an insurance company, whether or not providing for the allocation of amounts received by the insurance company thereunder solely to the general account or solely to one or more separate accounts (including separate accounts maintained for the collective investment of qualified retirement plans), or a combination thereof, and whether or not any such allocation may be made in the discretion of the insurance company.
                 (q) "Investment Fund" shall mean each pool of assets established for investment purposes pursuant to Section 5.1 in the Trust in which one or more Participating Plans has an interest during an Accounting Period. The term shall also include for all purposes hereof any sub-fund or account into which an Investment Fund shall be divided from time to time at the direction of the Named Fiduciary.
                 (r) "Investment Manager" shall mean a bank, insurance company or investment adviser satisfying the requirements of Section 3(38) of ERISA.

                 (s) "Investment Vehicle" shall mean any common, collective or commingled trust (other than the General Trust or an Investment
         Fund), investment company, corporation functioning as an investment intermediary, Insurance Contract, partnership, joint venture or other entity or arrangement to which, or pursuant to which, assets of an Investment Fund within the Trust may be transferred or in which the Trust has an interest, beneficial or otherwise (whether or not the underlying assets thereof are deemed to constitute "plan assets" for any purpose under ERISA).
                 (t) "Master Fund" shall mean all cash and other property contributed, paid or delivered to the Trustee hereunder, all investments made therewith and proceeds thereof and all earnings and profits thereon, less payments, transfers or other distributions which, at the time of reference, shall have been made by the Trustee, as authorized herein. The Master Fund shall include each Investment Fund and all evidences of ownership, interest or participation in an Investment Vehicle, but shall not, solely by reason of the Master Fund's investment therein, be deemed to include any assets of such Investment Vehicle.
                 (u) "Named Fiduciary" shall mean the Person or its designee with respect to a Participating Plan, who, within the meaning of Section 402(a)(2), 402(c)(3) or 403(a)(1) of ERISA, has the authority to perform the separate functions allocated to that "Named Fiduciary" under this

         Agreement. Unless otherwise specifically provided to the contrary, the Named Fiduciary shall mean the Company.
                 (v) "Participating Plan" shall mean any employee benefit plan which meets the requirements for eligibility specified in
         Section 2.1. All Participating Plans are listed on Appendix A attached hereto.
                 (w) "Person" shall mean a natural person, trust, estate, corporation, mutual company, joint-stock company, unincorporated organization, association, partnership, joint venture, employee organization, committee, board, participant, beneficiary, trustee, partner, or venturer acting in an individual, fiduciary or representative capacity, as the context may require.
                 (x) "Share" shall mean the interest of any Participating Plan in the Master Fund, and where appropriate any Investment Fund, the accounting for which will be maintained by the Trustee in a manner agreed upon between the Company and the Trustee and may be expressed in "units".
                 (y)     "Trustee" shall mean Bankers Trust Company.
                 (z) "Valuation Date" shall mean the last day of the Accounting Period, calendar quarter or any more frequent date for reporting and/or investment purposes agreed to by the Trustee.

The plural of any term shall have a meaning corresponding to the singular thereof as so defined and any neuter pronoun used herein shall include the masculine or feminine, as the context may require.
         1.3. PURPOSE. The Trust is established to fund the benefits payable to participants and their beneficiaries under each Participating Plan and to permit the collective investment of the assets of the Participating Plans.
         1.4. EXCLUSIVE BENEFIT. Except as may otherwise be permitted by law and the terms of the Participating Plan, at no time prior to the satisfaction of all liabilities with respect to participants and their beneficiaries under the Participating Plans shall any part of the Master Fund be used for, or diverted to, any purposes other than for the exclusive benefit of such participants and their beneficiaries, and for defraying the reasonable expenses of administering the Participating Plans. No provision herein designed to provide for the pooling of assets of Participating Plans for investment purposes shall be deemed or construed to authorize the utilization of the assets of any Participating Plan to discharge the obligations and liabilities of any other Participating Plan.
         1.5. EFFECT. All persons at any time interested in any Participating Plan shall be bound by the provisions of this Agreement and, in the event of any conflict between this Agreement and the provisions of a Participating Plan or any instrument or agreement forming part of such Plan other than this Agreement, the provisions of this Agreement shall control.

         1.6. DOMESTIC TRUST. The Trust shall at all times be maintained as a domestic trust in the United States.
         1.7. TRUSTEE NOT RESPONSIBLE FOR ENFORCING CONTRIBUTIONS OR FOR SUFFICIENCY. The Trustee shall have no responsibility hereunder for enforcing payment of any contribution to any Participating Plan, for the timing or amount thereof, or for the adequacy of the Master Fund or the funding standards adopted for any Participating Plan to meet or discharge any pension or other liabilities of such Plan.

                                   ARTICLE II

                                 Participation


         2.1. ELIGIBILITY. Any employee benefit plan established by the Company, or a subsidiary or an affiliate of the Company, may be funded, in whole or in part, through the Trust if (i) the plan is qualified under Section 401(a) of the Code, (ii) the Trust is exempt from taxation under Section 501(a) of the Code, and (iii) this Agreement has been duly adopted as the trust under the plan by the Board of Directors or, in the case of such subsidiary or affiliate, the Company has consented thereto.
         2.2. EFFECT ON ADOPTING COMPANY. When the Master Trust has been adopted by any subsidiary or affiliate of the Company, such subsidiary or affiliate shall be bound by the decisions, instructions, actions and directions of the Company, the Corporation Committee or the Named Fiduciary under or affecting this Agreement, and the Trustee shall be fully protected by the Company and such subsidiary or affiliate in relying upon the decisions, instructions, actions and directions of the Company, the Administrative Committee or the Named Fiduciary. Except as may be hereafter specifically provided, the Trustee shall not be required to give notice to or to obtain the consent of any subsidiary or affiliate with respect to any action to be taken by the Trustee pursuant to this Agreement, and the Company shall have the sole authority to enforce this Agreement on behalf of any subsidiary or affiliate.
         2.3. SHARES. The Trustee shall maintain a separate account and such subaccounts as it and the Company shall deem advisable to reflect the Share of each Participating Plan, or part thereof. The Named Fiduciary shall provide the Trustee with current information in order that the Trustee may determine such Shares. An Investment Fund may be divided into one or more sub-funds or accounts or described in a different manner on any books kept or reports rendered by the Trustee without in any way affecting the duties or responsibilities of the Trustee under the provisions of this Agreement; PROVIDED, HOWEVER, the books and records of the Trustee shall at all times be maintained so that the interest of each Participating Plan may be determined.
         2.4. VALUATIONS. The Trustee shall determine the value of the assets of the Master Fund and each Investment Fund as of each Valuation Date. Except in the case of an Investment Fund in which amortized cost is the valuation method designated, assets will be valued at their market values at the close of business on the Valuation Date, or, in the absence of readily ascertainable market values, at such values as the Trustee shall determine in accordance with methods consistently followed and uniformly applied. Anything in this Agreement to the contrary notwithstanding, with respect to assets constituting part of a Directed Fund, the Trustee may rely for all purposes of this Agreement on the latest valuation and transaction information submitted to it by the Person responsible for the investment of such assets even if such information predates the Valuation Date. The Named Fiduciary will cause such Person to provide the Trustee with all information needed by the Trustee to discharge its obligations to value such assets and to account under this Agreement.
         2.5. PARTICIPANT RECORDS AND ACCOUNTS. Certain Participating Plans may be defined contribution plans with respect to which one or more participant accounts are maintained in accordance with the provisions of such Participating Plan. Except as the parties may otherwise agree in writing, the Trustee shall not be required to maintain any separate records or accounts with respect to any participant of any Participating Plan, and any records or accounts required to be maintained pursuant to the terms of any such Plan or to comply with ERISA or the Code shall be the responsibility of the Company. If the parties at any time agree that the Trustee shall maintain such records, a description of the services to be provided by the Trustee, if any, shall be attached hereto as Appendix B.

                                  ARTICLE III

                     Administration of Participating Plans
                     -------------------------------------

         3.1. PAYMENT OF BENEFITS. On the direction of the Corporation Committee, the Trustee shall pay moneys out of the Share of a Participating Plan directly to or for the benefit of participants in such Plan and their beneficiaries, or to an insurance company to provide for the payment of such benefits by the purchase of an Insurance Contract, or to a paying or disbursing agent (which may be the Corporation Committee). Any assets disbursed or paid over by the Trustee pursuant to this Section 3.1 shall no longer be part of the Master Fund.
         3.2.    RELIANCE ON CORPORATION COMMITTEE.  Any directions pursuant to
Section 3.1 may, but need not, specify the application to be made of moneys so ordered. The Trustee shall charge such transfer against the Share of such one or more of the Participating Plans as the Corporation Committee shall direct. Each direction to the Trustee under Section 3.1 shall constitute a certification by the Corporation Committee that such direction is in accordance with applicable law, the terms of any relevant Participating Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any moneys paid over.
         3.3. TRUSTEE NOT RESPONSIBLE FOR PLAN ADMINISTRATION. The Trustee shall not be responsible under this Agreement, or otherwise, in any way respecting the determination, computation, payment or application of any benefit, for the form, terms, payment provisions or issuer of any Insurance Contract which it is directed to purchase to provide for the payment of benefits under any Participating Plan, for performing any functions under any such Insurance Contract which it may be directed to purchase and/or hold as contract holder thereunder (other than the execution of any documents incidental thereto and transfer or receipt of funds thereunder), or for any other matter affecting the administration of a Participating Plan, by the Company or the Corporation Committee or any other Person to whom such responsibility is allocated or delegated pursuant to the terms of the Participating Plan.

                                   ARTICLE IV

                           Investment of Trust Assets
                           --------------------------

         4.1. ASSET MANAGERS. Discretionary authority for the management and control of assets of a Participating Plan from time to time held in the Master Fund may be retained, allocated or delegated, as the case may be, for one or more purposes, to and among the Asset Managers by the Named Fiduciary, in its absolute discretion. The terms and conditions of appointment, authority and retention of any Asset Manager shall be the sole responsibility of the Named Fiduciary. The Named Fiduciary shall promptly notify the Trustee in writing of the appointment or removal of an Asset Manager. Any notice of appointment pursuant to this Section 4.1 shall constitute a representation and warranty that the Asset Manager has been appointed in accordance with the provisions of the

Participating Plan and that any Asset Manager (other than the Trustee or the Named Fiduciary) is an Investment Manager.
         4.2. INVESTMENT DISCRETION. Subject to Section 5.1, the assets of the Trust shall be invested and reinvested, without distinction between principal and income, at such time or times in such investments and pursuant to such investment strategies or courses of action and in such shares and proportions, as the Asset Managers, in their sole discretion, shall deem advisable.
         4.3. LIMITATIONS ON INVESTMENT DISCRETION. In addition to the limitations imposed by Section 5.1, the Named Fiduciary may limit, restrict or impose guidelines affecting the exercise of the discretion hereinabove conferred on any Asset Manager. Any limitations, restrictions or guidelines applicable to the Trustee, as Asset Manager, shall be communicated in writing to the Trustee. The Trustee shall have no responsibility with respect to the formulation of any funding policy or any investment or diversification policies embodied therein. The Named Fiduciary shall be responsible for communicating, and monitoring adherence to, any limitations or guidelines imposed on any other Asset Manager by Section 5.1 or Section 7.3 or the guidelines described above.
         4.4. RESPONSIBILITY FOR DIVERSIFICATION. The Named Fiduciary shall be responsible for determining the diversification policy (if required) of the Master Fund, for monitoring adherence by the Assert Managers to such policy, and for advising the Asset Managers with respect to limitations on employer or other securities or property contained in any Participating Plan or imposed on such Plan by applicable law or by the Named Fiduciary.

                                   ARTICLE V

                    Investment Funds Within the Master Fund
                    ---------------------------------------

         5.1. PARTICIPATING INVESTMENT FUNDS. At the direction of the Named Fiduciary, the interest of a Participating Plan in the Master Fund may be allocated and held and invested in one or more Investment Funds established hereunder by the Named Fiduciary as required or permitted by the terms of each Participating Plan. As of the date hereof, the Master Fund shall be held and invested in the Investment Funds listed and described in Appendix C attached hereto. The Named Fiduciary, to the extent permitted by a Participating Plan, may establish additional Investment Funds, or freeze, terminate or modify the description of any Investment Fund. The determination of the Named Fiduciary of investments eligible for inclusion in any Investment Fund shall be conclusive and binding on all Persons interested in the Participating Plans. Such Investment Funds shall include, where applicable, a Common Stock Fund which shall consist of Company Stock. The income of each Investment Fund shall be accumulated and invested in such Fund. To the extent that any cash shall be allocated to the Common Stock Fund, the Trustee shall regularly purchase Company Stock on the open market or, if the Plan so provides, from the Company or in private transactions, in accordance with a non-discretionary purchasing program.

         The Trustee shall have no authority or obligation to invest or reinvest cash balances of any Directed Fund in the General Trust or otherwise pursuant to this Agreement unless and until it receives appropriate directions from the Asset Manager. Cash balances (including interim investment thereof) in the Common Stock Fund shall be limited to the administrative needs of such Investment Fund. For the purposes of this Section 5.1 and Section 5.2, "administrative needs" shall mean needs consistent with the Trustee's implementation of the regular purchasing program described herein, anticipated distributions and withdrawals from such Investment Fund, and transfers among the Investment Funds at the election of participants. Any investment limitation affecting Company securities shall not be applicable to the extent any Investment Fund is invested in units of the General Trust.
         5.2. THE COMPANY STOCK FUND. Notwithstanding the unrestricted powers conferred on the Trustee in this Agreement, the Trustee shall purchase and retain the Company Stock in the Common Stock Fund regardless of market fluctuations and, subject to Article XVI, the Trustee shall sell such stock only to meet administrative needs of the Participating Plan. The Trustee shall have no duty to inform participants in the Participating Plans of the unique nature of the Company Stock Fund.

                                   ARTICLE VI

                       Responsibility for Directed Funds
                       ---------------------------------

         6.1. RESPONSIBILITY FOR SELECTION OF AGENTS. All transactions of any kind or nature in or from a Directed Fund shall be made upon such terms and conditions and from or through such brokers, dealers and principals and other agents as the Asset Manager shall direct. No such transactions shall be executed through the facilities of the Trustee except where the Trustee shall make available its facilities solely for the purpose of temporary investment of cash reserves of a Directed Fund. Nothing in the preceding sentence shall confer any authority upon the Trustee to invest the cash balances of any Directed Fund unless and until it receives directions from the Asset Manager.
         6.2.    TRUSTEE NOT RESPONSIBLE FOR INVESTMENTS IN DIRECTED FUNDS.
The Trustee shall be under no duty or obligation to review or to question any direction of any Asset Manager, or to review securities or any other property held in any Directed Fund with respect to prudence or proper diversification or compliance with any limitation on the Asset Manager's authority under this Agreement or the terms of a Participating Plan, any agreement entered into between the Company or the Named Fiduciary and the Asset Manager or imposed by applicable law, or to make any suggestions or recommendation to the Company, the Named Fiduciary or the Asset Manager with respect to the retention or investment of any assets of any Directed Fund, and shall have no authority to take any action or to refrain from taking any action with respect to any asset of a Directed Fund unless and until it is directed to do so by the Asset Manager.
         6.3. INVESTMENT VEHICLES. Any Investment Vehicle, or interest therein, acquired by or transferred to the Trustee upon the directions of the Asset Manager shall be allocated to a designated Directed Fund, and the Trustee's duties and responsibilities under this Agreement shall not be increased or otherwise affected thereby. The Trustee shall be responsible solely for the safekeeping of the physical evidence, if any, of the Trust's ownership of or interest or participation in such Investment Vehicle.
         6.4. RELIANCE ON ASSET MANAGER. The Trustee shall be required under this Agreement to execute documents, to settle transactions, to take action on behalf of or in the name of the Trust and to make and receive payments on the direction of the Asset Manager. Any direction of the Asset Manager shall constitute a certification to the Trustee (i) that the transaction will not constitute a prohibited transaction under ERISA or the Code, (ii) that the investment is authorized under the terms of this Agreement and any other agreement or law affecting the Asset Manager's authority to deal with the Directed Fund, (iii) that any contract, agency, joinder, adoption, participation or partnership agreement, deed, assignment or other document of any kind which the Trustee is requested or required to execute to effectuate the transaction has been reviewed by the Asset Manager and, to the extent it deems advisable and prudent, its counsel, (iv) that such instrument or document is in proper form for execution by the Trustee, and

(v) that all other reasonable acts to perfect and protect the Trust's rights have been taken, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction. In addition, the Trustee shall not be liable for the default of any Person with respect to any Investment Vehicle or any investment in a Directed Fund or for the form, genuineness, validity, sufficiency or effect of any document executed by, delivered to or held by it for any Directed Fund on account of such investment, or if, for any reason (other than the negligence or willful misconduct of the Trustee) any rights of the Trust therein shall lapse or shall become unenforceable or worthless.
         6.5. MERGER OF FUNDS. The Trustee shall not have any discretionary responsibility or authority to manage or control any asset held in a Directed Fund upon the resignation or removal of an Asset Manager unless and until it has been notified in writing by the Named Fiduciary that the Asset Manager's authority has terminated and that such Directed Fund's assets are to be integrated with the Discretionary Fund. Such notice shall not be deemed effective until two bank business days (i.e., two days on which the Bank is open for business) after it has been received by the Trustee. The Trustee shall not be liable for any losses to the Master Fund resulting from the disposition of any investment made by the Asset Manager or for the retention of any illiquid or unmarketable investment or any investment which is not publicly traded or for the holding of any other investment acquired by the Asset Manager if the Trustee is unable to dispose of such investment because of any restrictions imposed by the Securities Act of 1933 or other Federal or state law, or if an orderly liquidation of such investment is impractical under prevailing conditions, or for failure to comply with any investment limitations imposed pursuant to Section 4.3 or 5.1, or for any other violation of the terms of this Agreement, the Participating Plans or applicable law as a result of the addition of Directed Fund assets to the Discretionary Fund.
         6.6. NOTIFICATION OF NAMED FIDUCIARY IN EVENT OF BREACH. If the Trustee has knowledge of a breach committed by an Asset Manager, it shall notify the Named Fiduciary thereof and the Trustee shall have no further responsibility hereunder therefor.
         6.7. DEFINITION OF KNOWLEDGE. The parties hereto acknowledge that while the Trustee will perform certain duties (such as custodial, reporting, recording, valuation and bookkeeping functions) with respect to Directed Funds, such duties will not involve the exercise of any discretionary authority to manage or control the assets of the Directed Funds and will be the responsibility of officers or other employees of the Trustee who are unfamiliar with and have no responsibility for investment management. Therefore, in the event that knowledge of the Trustee shall be a prerequisite to imposing a duty upon or to determining liability of the Trustee under this Agreement or any statute regulating the conduct of the Trustee with respect to such Directed Funds or relieving the Company of its undertakings under Section 16.2, the Trustee will not be presumed hereunder to have knowledge of, or to have participated in, any act or omission of an Asset Manager involving the investment of assets allocated to the Directed Funds solely as a result of the receipt and processing of information in the course of performing such duties.
         6.8. DUTY TO ENFORCE CLAIMS. The Trustee shall have no duty to commence or maintain any action, suit or legal proceeding on behalf of the Trust on account of or growing out of any investment made in or for a Directed Fund unless the Trustee has been directed to do so by the Asset Manager or the Named Fiduciary and unless the Trustee is either in possession of funds sufficient for such purpose or has been indemnified to its satisfaction for reasonable counsel fees, costs and other expenses and liabilities to which it, in its sole judgment, may be subjected by beginning or maintaining such action, suit or legal proceeding.
         6.9. RESTRICTIONS ON TRANSFER. Nothing herein shall be deemed to empower any Asset Manager to direct the Trustee to transfer any asset of a Directed Fund to itself except for purposes enumerated in paragraph (j), (l) or
(m) of Section 7.1.

                                  ARTICLE VII

                            Powers of Asset Managers
                            ------------------------

         7.1. GENERAL POWERS. Without in any way limiting the powers and discretions conferred upon any Asset Manager by the other provisions of this Agreement or by law, each Asset Manager shall be vested with the following powers and discretions with respect to the assets of the Trust subject to its management and control, and, upon the directions of the Asset Manager of a Directed Fund, the Trustee shall make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to enable such Asset Manager to carry out such powers and discretions:
                 (a) to sell, exchange, convey, transfer or otherwise dispose of any property by private contract or at public auction, and no person dealing with the Asset Manager shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other disposition;
                 (b) to enter into contracts or to make commitments either alone or in company with others to sell or acquire property;
                 (c) to purchase or sell, write or issue, puts, calls or other options, covered or uncovered, to enter into financial futures contracts, forward placement contracts and standby contracts, and in connection therewith, to deposit, hold (or direct Bankers, as Trustee or in its individual capacity, to deposit or hold) or pledge assets of the Master Fund;
                 (d) to purchase part interests in real property or in mortgages on real property, wherever such real property may be situated;
                 (e) to lease to others for any term without regard to the duration of the Trust any real property or part interest in real property;
                 (f) to delegate to a manager or the holder or holders of a majority interest in any real property or mortgage on real property or in any oil, mineral or gas properties, the management and operation of any part interest in such property or properties (including the authority to sell such part interests or otherwise carry out the decisions of such manager or the holder or holders of such majority interest);
                 (g) to vote upon any stocks, bonds or other securities (BUT, with respect to the voting of Company Stock and/or to other shareholder rights therein, subject to the provisions of any Participating Plan); to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options and to make any payments incidental thereto; to consent to or otherwise participate in corporate reorganizations or other changes affecting corporate securities and to delegate discretionary powers and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with respect to stocks, bonds, securities or other property;
                 (h) to organize corporations under the laws of any state for the purpose of acquiring or holding title to property (or, in the case of a Directed Fund, to direct the Trustee to organize such corporations or to appoint an ancillary trustee acceptable to the Trustee for such purpose);
                 (i) to invest in a fund consisting of securities issued by corporations and selected and retained solely because of their inclusion in, and in accordance with, one or more commonly used indices of such securities, with the objective of providing investment results for the fund which approximate the overall performance of such designated index;

                 (j) to enter into any partnership, as a general or limited partner, or joint venture;
                 (k) to purchase units or certificates issued by an investment company or pooled trust or comparable entity;
                 (l) to transfer money or other property to an insurance company issuing an Insurance Contract;
                 (m)     to transfer assets of a Discretionary or Directed
Fund to a common, collective or commingled trust fund exempt from tax under the Code maintained by an Asset Manager or an affiliate of an Asset Manager or by another trustee who is designated in writing by the Named Fiduciary, to be held and invested subject to all of the terms and conditions thereof, and such trust shall be deemed adopted as part of the Trust and the Participating Plans to the extent that assets of the Trust are invested therein; PROVIDED, HOWEVER, that any transfer from a Directed Fund to the General Trust may be made only with the prior approval of the Trustee and shall be invested only in one or more short term investment funds or other special purpose funds established from time to time thereunder; and
                 (n) to be reimbursed for the reasonable expenses incurred in exercising any of the foregoing powers or to pay the reasonable expenses incurred by any agent, manager or trustee appointed pursuant hereto.
         7.2. ADDITIONAL POWERS OF TRUSTEE. In addition, the Trustee is hereby authorized:

                 (a) to register any securities held in the Master Fund in its own name or in the name of a nominee and to hold any securities in bearer form, and to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary or representative capacities or as agent for customers, or to deposit or to arrange for the deposit of such securities in any qualified central depository even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depository with other securities deposited therein by other depositors, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve Bank, but the books and records of the Trustee shall at all times show that all such investments are part of the Master Fund;
                 (b) to employ suitable agents, depositories and counsel, domestic or foreign, and to charge their reasonable expenses and compensation against the Master Fund, and to confer upon any such depository the powers conferred upon the Trustee by paragraph (a) of this Section 7.2 as well as the power to appoint subagents and depositories, wherever situated, in connection with the retention of securities or other property;
                 (c) to borrow money from any source as may be necessary or advisable to effectuate the purposes of the Trust on such terms and conditions as the Trustee, in its absolute discretion, may deem advisable;

                 (d) to deposit any funds of the Trust in accounts deposits or savings certificates, which bear a reasonable rate of interest, issued and maintained by Bankers Trust Company, in its separate corporate capacity, or in any other institution affiliated with Bankers Trust Company;
                 (e) to compromise, compound, submit to arbitration or settle any debt or obligation owing to or from or otherwise adjust all claims in favor of or against the Master Fund other than claims solely affecting the right of any Person to benefits under a Participating Plan; to reduce or increase the rate of interest or extend, or otherwise modify, foreclose upon default, or enforce any such debt or obligation; to sue or defend suits or legal proceedings to protect any interest in the Trust and to represent the Trust in all suits or legal proceedings in any court or before any other administrative agency, body or tribunal;
                 (f) to make any distribution or transfer of assets as of a Valuation Date authorized under Article X or XI or to effectuate participants' rights under a Participating Plan in cash or in kind, or partly in cash or kind, and, in furtherance thereof, to value such assets, which valuation shall be conclusive and binding on all Persons;
                 (g) upon the direction of the Named Fiduciary, to maintain and operate one or more market inventory funds as a vehicle to exchange securities among Discretionary Funds and Directed Funds without alienating the property from the Trust;

                 (h) to enroll the Master Fund in a program maintained by Bankers to permit customer's accounts to participate in dividend reinvestment plans offered by issuers of securities held in accounts, such as the Master Fund, in order to realize upon the discount from market value offered shareholders without impact on the managed assets in the Master Fund, and to receive reasonable compensation therefor (including reimbursement for certain of its out-of-pocket costs associated therewith) out of the income received by the Master Fund from participation in such program;
                 (i) to hold uninvested cash awaiting investment and such additional cash balances for such time period as it shall reasonably deem necessary, without incurring any liability for the payment of interest thereon; and
                 (j) generally, consistent with the provisions of this Agreement to perform all acts (whether or not expressly authorized herein) which it may deem necessary and prudent for the protection of the assets of the Trust.
         7.3.    LIMITATION OF POWERS.  The foregoing provisions of this
Article VII shall not be deemed to expand the permissible investments for any Investment Fund under Section 5.1 or to limit the Named Fiduciary's power to restrict the exercise of such powers by an Asset Manager as provided in Section
4.3. In addition, any powers conferred on the Trustee or any other Asset Manager thereunder may be suspended or revoked at any time by the Named Fiduciary upon written notice to the Asset Manager or the Trustee in accordance with Section 15.6.

                                  ARTICLE VIII

                        Records and Accounts of Trustee
                        -------------------------------

         8.1. RECORDS. The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions in the Master Fund and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times during normal business hours by any Person designated by the Named Fiduciary.
         8.2. ANNUAL ACCOUNT. Within ninety (90) days following the close of each Accounting Period, and within ninety (90) days after the removal or resignation of the Trustee as provided in Article X, the Trustee shall file with the Account Party, in accordance with Section 15.6, a written account setting forth the receipts and disbursements of the Master Fund and the investments and other transactions effected by it upon its own authority or pursuant to the directions of any Person as herein provided during the Accounting Period.
         8.3. PERIODIC ACCOUNT. If so required by the terms of any Particular Plan, within thirty (30) days following the close of each calendar month, calendar quarter or other time period (but not more frequently than monthly) the Trustee shall provide the Account Party with, in accordance with
Section 15.6, a written account for any such Participating Plan, setting forth the receipts and disbursements of the Master Fund and the investments and other transactions effected by it upon its own authority or pursuant to the directions of any Person as herein provided during such period; PROVIDED, HOWEVER, that such written account shall be limited to an accounting of investments and transactions in the Master Fund and shall not affect the responsibilities of the parties, if any, under
Section 2.5 herein.
         8.4. ACCOUNT STATED. Upon the expiration of ninety (90) days from the date of filing its annual account with the Account Party, the Trustee shall be forever released and discharged from all liability and further accountability to the Company, the Account Party or any other Person with respect to the accuracy of such accounting and the propriety of all acts and failures to act of the Trustee reflected in such account, except with respect to any such acts or transactions as to which the Account Party shall, within such 90-day period, file with the Trustee specific written objections.
         8.5. JUDICIAL ACCOUNTINGS. Nothing herein shall in any way limit the right of the Trustee to bring any action or proceeding in a court of competent jurisdiction to settle its account or for such other relief with respect thereto as it may deem appropriate.
         8.6. NECESSARY PARTIES. Except to the extent that Sections 502 and 504 of ERISA may provide otherwise, in order to protect the Master Fund from the expense of litigation, no Person other than the Company shall be a necessary party in any proceeding under Section 8.5 or may require the Trustee to account or may institute any other action or proceeding against the Trustee or the Trust.

                                   ARTICLE IX

                        Compensation, Taxes and Expenses
                        --------------------------------

         9.1. COMPENSATION AND EXPENSES. Any reasonable expenses incurred by the Trustee in connection with its administration of the Master Trust including, but not limited to, reasonable fees for legal services rendered to the Trustee in connection with the performance of its duties hereunder, such compensation to the Trustee as shall be agreed upon from time to time between the Trustee and the Company, and all other proper charges and disbursements of the Trustee, shall be paid from the Master Fund, unless paid by the Company. Anything in the preceding sentence to the contrary notwithstanding, the Company shall reimburse the Trustee for any such expenses if for any reason such expenses are not paid out of the Master Fund. The Trustee's entitlement to reimbursement hereunder shall not be affected by the resignation or removal of the Trustee or by the termination of the Trust. The Named Fiduciary may direct the Trustee to pay from the Master Fund any other administration expenses of a Participating Plan. Each direction to the Trustee under this Section 9.1 and
Section 9.3 shall constitute a certification by the Named Fiduciary that such direction is in accordance with applicable law, the terms of any relevant Participating Plan and the terms of this Agreement, and the Trustee shall have no duty to make any independent inquiry or investigation as to any of the foregoing before acting upon such direction, or to see to the application of any moneys paid over.

         9.2. TAXES. All taxes of any and all kinds whatsoever that may be levied or assessed under existing or future laws, domestic or foreign, upon the Master Fund or the income thereof shall be paid from the Master Fund, unless paid by the Company.
         The Trustee shall notify the Named Fiduciary of any taxes that may be assessed. In the event that the Named Fiduciary shall determine that the taxes are not lawfully assessed, it may elect to direct the Trustee at the expense of the Trust, to contest such assessments, or it may itself contest such assessment.
         9.3. ALLOCATION. Any tax or expense paid from the Master Fund hereunder which is determined by the Named Fiduciary to be specially allocable to one or more Investment Funds or Participating Plans, as the case may be, shall be charged against such Investment Funds or the Share of such Participating Plans, in such proportions as the Named Fiduciary shall direct the Trustee in writing. Any expense which is allocable to all of the Investment Funds or all of the Participating Plans shall be charged against each of the Investment Funds or each of the Participating Plans in the same proportion as the value of the total assets held in each such Investment Fund or Participating Plan bears to the value of the total assets in the Master Fund.

                                   ARTICLE X

                       Resignation or Removal of Trustee
                       ---------------------------------

         10.1. RESIGNATION OR REMOVAL. The Trustee may be removed by the Company at any time upon sixty (60) days' notice in writing to the Trustee.
The Trustee may resign at any time upon sixty (60) days' notice in writing to the Company. The parties may waive the sixty-day notice period by the written consent of both parties.
         10.2. DESIGNATION OF A SUCCESSOR. Upon the removal or resignation of the Trustee, the Company shall either appoint a successor trustee who shall have substantially the same powers and duties as those conferred upon the Trustee hereunder, and upon acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over the Master Fund to such successor trustee, or the Company shall direct the Trustee to assign, transfer and pay over the Master Fund to one or more insurance companies pursuant to insurance contracts issued to the Participating Plans. If, for any reason, the Company cannot or does not act promptly to appoint a successor trustee or designate an insurance company in the event of the resignation or removal of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a successor trustee, and any reasonable expenses incurred by the Trustee in connection therewith shall be charged to and paid from the Master Fund as an expense of administration.

         10.3.   RESERVE FOR EXPENSES.  Upon its resignation or removal under
Section 10.1, the Trustee is authorized to reserve such amount as to it may deem advisable for payments of its reasonable fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over in accordance with the directions of the Company under Section 10.2. The Trustee is authorized to invest such reserves in any investment authorized under the terms of this Agreement appropriate for the temporary investment of cash reserves of trusts.

                                   ARTICLE XI

                       Withdrawal of Participating Plans
                       ---------------------------------

         11.1. EVENT OF WITHDRAWAL. Upon receipt of notice from the Company of the termination (including any partial termination) and distribution of the assets of a Participating Plan or of the withdrawal of any Participating Plan, or part thereof, from the Trust, the Trustee shall segregate the share of the assets of the Master Fund allocable to such Participating Plan, or part thereof, and shall dispose of such assets in accordance with the directions of the Company.
         11.2. DISQUALIFICATION. The Company shall promptly notify the Trustee if any Participating Plan has been or is likely to be disqualified under Section 401 of the Code. In that event, the Share of such Participating Plan shall be treated as a Plan withdrawn pursuant to Section 11.1.

         11.3. APPROVAL OF APPROPRIATE AGENCIES. The Trustee may, in its absolute discretion, condition delivery, transfer or distribution of any assets withdrawn from the Master Fund under this Article XI upon the Trustee's receiving assurances satisfactory to it that any notice which may be required to be given under ERISA or the Code to any Person, the Department of Labor, the Internal Revenue Service or the Pension Benefit Guaranty Corporation has been given, or that any filing which is required to be made to determine that a termination has not affected the qualification of a Participating Plan has been made, and that any plan to which such assets are to be transferred is a qualified plan under Section 401(a) of the Code. The Trustee shall not be responsible under any Participating Plan to give any such notice or make any such filings or maintain any records required under ERISA or the Code, all of which, for purposes of this Agreement, shall be the responsibility of the Company.

                                  ARTICLE XII

                            Amendment or Termination
                            ------------------------

         12.1. AMENDMENT. Subject to Section 1.4, the Company reserves the right at any time and from time to time to amend, in whole or in part, any or all of the provisions of this Agreement by notice thereof in writing delivered to the Trustee; PROVIDED, HOWEVER, no amendment which affects the rights, duties or responsibilities of the Trustee may be made without its prior written consent.

         12.2. TERMINATION. Subject to Section 1.4, the Company reserves the right to terminate this Agreement by notice in writing thereof delivered to the Trustee. In the event of termination, the Trustee shall dispose of the Master Fund, after the payment of or other provision for all of its reasonable expenses (including any compensation to which the Trustee may be entitled), all in accordance with the written directions of the Company. In the event that termination results from the removal of the Trustee or the withdrawal of all of the Participating Plans, then such disposition shall be implemented in accordance with the provisions of Article X or Article XI as the case may be.
         12.3. TRUSTEE'S AUTHORITY TO SURVIVE TERMINATION. Until the final distribution of the Master Fund, the Trustee shall continue to have and may exercise all of the powers and discretions conferred upon it by this Agreement.

                                  ARTICLE XIII

                                 Tender Offers
                                 -------------

         13.1. IN GENERAL. In the event that any person (other than the Company or any affiliate thereof) shall make a public offer for Company Stock held in the Common Stock Fund, the Company undertakes to provide promptly a copy of the offer, and any other material information concerning such offer, to each Participating Plan participant (including, for the purposes of this Article XIII, any beneficiary of a deceased participant) who has an interest in the Common Stock Fund with a form for furnishing to the Trustee timely instructions as to whether the Company Stock allocated to participants' accounts for purposes of this
Article XIII should be tendered. Each participant may elect that all, but not less than all, of the Company Stock allocated to his account be tendered by the Trustee on his behalf. Upon timely receipt of instructions from a participant to so tender, the Trustee shall tender all such Company Stock allocated to such participant's account. Any Company Stock held by the Trustee as to which it receives either no instructions or incomplete instructions from a participant to whose account such stock is allocated shall be tendered in the same proportion as such Company Stock held by the Trustee for which participant instructions have been timely received by the Trustee. Any securities or other property received by the Trustee as a result of having tendered Company Stock, as hereinabove provided, shall be held, and any cash so received shall be invested in short term investments, pending any further action which the Trustee may be required or directed to take pursuant to the Participating Plan. Notwithstanding anything in this Agreement to the contrary, during the period of any public offer for Company Stock, the Trustee shall refrain from making purchases of Company Stock under this Agreement. In addition to any compensation or expenses provided under Section 9.1, the Trustee shall be entitled to reasonable compensation and reimbursement for its reasonable out-of-pocket expenses for any services attributable to the duties and responsibilities described in this Section 13.1.
         13.2. TRUSTEE'S INDEMNIFICATION. In addition to any other claims the Trustee may have under this Agreement or by law, the Company hereby agrees to hold the Trustee harmless and to indemnify the Trustee from and against any and all losses, claims, damages, liabilities or expenses whatsoever (including, but not limited to, any and all reasonable expenses incurred in investigating, preparing or defending against any litigation or proceeding, commenced or threatened, or any claim whatsoever), (a) arising out of, relating to or in connection with any public offer of the kind referred to above, whether in respect of the solicitation of directions from Participating Plan participants, or tabulating, reporting or acting upon such directions or otherwise, or (b) arising out of or based upon any untrue statement or alleged untrue statement contained in any instrument, document or other material furnished by or through the Company to Participating Plan participants, or otherwise used by the Company or authorized by it for use in respect of, any such public offer or arising out of or based upon an omission or alleged omission to state a material fact required to be stated or necessary to make other statements made in any such material not misleading, except, solely in the case of indemnification pursuant to clause (a), for a loss, claim, damage, liability or expense to the extent attributable to the bad faith or negligence of the Trustee.

                                  ARTICLE XIV

                                  Authorities
                                  -----------

         14.1. COMPANY. Whenever the provisions of this Agreement specifically require or permit any action to be taken by "the Company", such action must be authorized by the Board of Directors, or appropriate committee thereof, and satisfactory documentation of such action shall be provided to the Trustee.
         14.2. SUBSIDIARY OR AFFILIATE. Any action required or permitted to be taken under this Agreement by a subsidiary or affiliate of the Company shall be given by the Board of Directors.
         14.3. NAMED FIDUCIARY AND COMMITTEE. The Company shall furnish the Trustee from time to time with a list of the names and signatories of all Persons (other than the Company) authorized hereunder: (i) to receive accountings under Section 1.2(a); (ii) to act as a Named Fiduciary; (iii) to act as members of the Corporation Committee; or (iv) to issue orders, notices, requests, instructions and objections to the Trustee pursuant to the provisions of this Agreement. Any such list and the form of the instructions may be relied upon for accuracy and completeness by the Trustee. Each such Person shall thereupon furnish the Trustee with a list of the names and signatories of those individuals, if any, who are authorized, jointly or severally or otherwise, to act for such Person hereunder, and the Trustee shall be fully protected in acting upon any notices or directions received from any of them.

         14.4. INVESTMENT MANAGER. The Named Fiduciary shall cause each Investment Manager to furnish the Trustee from time to time with the names and signatures of those persons authorized to direct the Trustee on its behalf hereunder.
         14.5. FORM OF COMMUNICATIONS. Any agreement or understanding between the Company and any Person (including an Investment Manager) or any other provision of this Agreement to the contrary notwithstanding, all notices, directions and other communications to the Trustee shall be in writing or in such other form, including transmission by electronic means through the facilities of third parties or otherwise, specifically agreed to in writing by the Trustee. The Trustee shall be fully protected in acting in accordance therewith, but shall not thereby assume responsibility for the failure or breakdown of any such means of communication not due to its own negligence or willful misconduct.
         14.6. CONTINUATION OF AUTHORITY. The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event constituting a change in the composition or authority of the Named Fiduciary or membership of the Corporation Committee or terminating the authority of any Person, including any Investment Manager, has occurred.
         14.7. NO OBLIGATION TO ACT ON UNSATISFACTORY NOTICE. The Trustee shall incur no liability under this Agreement for any failure to act pursuant to any notice, direction or any other communication from any Asset Manager, the Company, the Named Fiduciary, the Corporation Committee, or any other Person or the designee of any of them unless and until it shall have received instructions in the form specified in this Article XIV.

                                   ARTICLE XV

                               General Provisions
                               ------------------

         15.1. GOVERNING LAW. To the extent that state law shall not have been preempted by the provisions of ERISA or any other law of the United States heretofore or hereafter enacted, this Agreement shall be administered, construed and enforced according to the laws of the State of New York.
         15.2. ENTIRE AGREEMENT. The Trustee's duties and responsibilities to any Participating Plan or any Person interested therein shall be limited to those specifically set forth in this Agreement. No amendment to any Participating Plan or agreement or instrument affecting any Participating Plan or any other document shall affect the Trustee's duties or responsibilities hereunder without its prior written consent.
         15.3. RELIANCE ON EXPERTS. The Trustee may consult with experts (who may be experts employed by the Company) including legal counsel, appraisers, pricing services, accountants or actuaries, selected by it with due care with respect to the meaning and construction of this Agreement or any provision hereof, or concerning its powers and duties hereunder.
         15.4. SUCCESSOR TO THE TRUSTEE. Any successor, by merger or otherwise, to substantially all of the trust business of Bankers shall automatically and without further action become the Trustee hereunder, subject to all the terms and conditions and entitled to all the benefits and immunities hereof.
         15.5. NOTICES. All notices, reports, annual accounts and other communications from the Trustee to the Company, the Named Fiduciary, Corporation Committee, Investment Manager, or any other Person shall be deemed to have been duly given if mailed, postage prepaid, or delivered in hand to such Person at its address appearing on the records of the Trustee, which address shall be filed with the Trustee at the time of the establishment of the Trust and shall be kept current thereafter by the Named Fiduciary. All directions, notices, statements, objections and other communications to the Trustee shall be deemed to have been given if mailed, postage prepaid, or delivered in hand to the Trustee at its offices.
         15.6. PLAN DOCUMENTS. The Named Fiduciary shall provide the Trustee with complete, current copies of all Participating Plans and the most recent tax qualification letters relative thereto. The Trustee shall be entitled to reply upon the Named Fiduciary's attention to this obligation and shall be under no duty to inquire to any Person as to the existence of any documents not provided hereunder.
         15.7. NO WAIVER; RESERVATION OF RIGHTS. The rights, remedies, privileges and immunities expressed herein are cumulative and are not exclusive, and the Trustee shall be entitled to claim all other rights, remedies, privileges and immunities to which it may be entitled under applicable law.

         15.8. DESCRIPTIVE HEADINGS. The captions in this Agreement are solely for convenience of reference and shall not define or limit the provisions hereof.
         15.9. SPENDTHRIFT PROVISION. Except as may be required or permitted by law, no interest or claim of interest of any kind of any participant in any Participating Plan under the provisions of this Trust is assignable, nor may any such interest or claim be subject to garnishment, attachment, execution or levy of any kind, and no attempt to transfer, assign, pledge or otherwise encumber or dispose of such interest by act of the Person involved or by operation of law will be recognized.

                                  ARTICLE XVI

                             Undertaking by Company
                             ----------------------

         16.1. UNDERTAKING. In consideration of Bankers' agreeing to enter into this Agreement, the Company hereby agrees to hold harmless Bankers, individually and as Trustee, and Bankers' directors, officers, and employees, from and against all amounts, including without limitation taxes, reasonable expenses (including reasonable counsel fees), liabilities, claims, damages, actions, suits or other charges, incurred by or assessed against Bankers, individually or as Trustee, or its directors, officers or employees (i) as a direct or indirect result of any act or omission of any predecessor trustee or fiduciary appointed under any Participating Plan unless the investment acquired by such predecessor trustee or fiduciary becomes part of the Discretionary Fund and Bankers fails to take appropriate action with respect thereto; (ii) except as otherwise provided in Section 16.2, as a direct or indirect result of anything done in good faith by or on behalf of Bankers in reliance upon the directions of any Investment Manager, the Corporation Committee, the Company, or the Named Fiduciary, or anything omitted to be done in good faith in the absence of such directions, or (iii) except as otherwise provided in Section 16.2, as a direct or indirect result of the failure of the Company, the Corporation Committee, or the Named Fiduciary, directly or indirectly, to adequately, carefully and diligently discharge its fiduciary responsibilities with respect to the Participating Plans.
         16.2. LIMITATION ON UNDERTAKING. Anything hereinabove to the contrary notwithstanding, the Company shall have no responsibility to Bankers under Section 16.1 (ii) or (iii) if Bankers knowingly participated in or knowingly concealed any act or omission of any Person described therein knowing that such act or omission constituted a breach of such Person's fiduciary responsibilities, or if Bankers fails to perform any of the duties specifically undertaken by it under the provisions of this Agreement in the manner herein provided, or if Bankers fails to act in conformity with duly given and authorized directions hereunder.
         16.3. WAIVER OF DEFENSE. The Company expressly waives and shall be forever estopped from asserting as a defense against Bankers, or any of its directors, officers or employees, in any action to enforce this undertaking that any one of them failed to discharge any obligation he, she or it may have or to be deemed to have had under any statute governing the conduct of fiduciaries in following the directions of the Company, the Named Fiduciary or Corporation Committee, the Investment Manager or any Person duly authorized to act for any of them under Article XIV.
         16.4. SURVIVAL OF UNDERTAKINGS. The Company further agrees that the undertakings made in this Article XVI shall be binding on its successors or assigns and shall survive termination, amendment or restatement of this Agreement, or the resignation or removal of the Trustee, and that this Article shall be construed as a contract between the Company and the Trustee according to the laws of the State of New York in effect from time to time.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized and their corporate seals to be hereunto affixed and attested to as of the day and year first above written.

(Corporate Seal)                          HARRIS CORPORATION
                                          ----------------------------------

Attest:                                   By /s/ D.S. Wasserman
                                             -------------------------------

                                          Title: Vice President-Treasurer


 /s/ Keith M. Davis
- - - - - -------------------------------
Title:

(Corporate Seal)                          BANKERS TRUST COMPANY


Attest:                                   By /s/ Frank Eipper
                                             ------------------------------
                                          Title: Vice President


 /s/ Teresa L. Curtin
- - - - - -----------------------------
Title: Asst. Vice President

                                   APPENDIX A


                              Participating Plans
                              -------------------


Harris Corporation Retirement Plan

Harris Corporation Union Retirement Plan

Harris Corporation Pension Plan

Lanier Worldwide, Inc. Pension Plan

                                   APPENDIX B


                Recording-Keeping Requirements under Section 2.5
                ------------------------------------------------


None

                                   APPENDIX C


                                Investment Funds
                                ----------------

Balanced Fund

Short-Term Bond Fund

Money Market Fund

Stable Value Fund

Equity Income Fund

Indexed Equity Fund

Growth Fund

Harris Stock Fund

STATE OF FLORIDA      )
                      )  ss.  :
COUNTY OF BREVARD     )

         On the 10TH day of OCTOBER, in the year one thousand nine hundred and ninety-four, before me personally came D.S. WASSERMAN to me known, who being by me duly sworn, did depose and say: that he/she resides in MELBOURNE, FL; that he/she is the VICE PRESIDENT- TREASURER of Harris Corporation, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; and that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                             /s/ Rhonda G. Johnson
                           ---------------------------
                                 Notary Public

STATE OF NEW YORK         )
                          )  ss.  :
COUNTY OF NEW YORK        )

                 On the 13TH day of OCTOBER, in the year one thousand nine hundred and ninety-four, before me personally came FRANK EIPPER to me known, who being by me duly sworn, did depose and say: that he/she resides in STAMFORD, CT; that he/she is the VICE PRESIDENT of BANKERS TRUST COMPANY, the corporation described in and which executed the above instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like order.



                             /s/ Allison O. Taylor
                         -------------------------------
                                 Notary Public